UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2013

SLM Student Loan Trust 2008-5
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-141930-09	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Deutsche Bank Trust Company Americas 60 Wall Street, 27th Floor Mailstop NYC60-2720 New York, New York		10005
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703 984-5858
c/o The Bank of New York Mellon Trust Company, National Association
10161 Centurion Parkway
Jacksonville, Florida 32256
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry into a Material Definitive Agreement.

Closing of the Sale of SLM Student Loan Trust 2008-5 Class B Notes.

SLM Student Loan Trust 2008-5 (the “Trust”) was formed on March 25, 2008 pursuant to the Trust Agreement (the “Trust Agreement”), dated as of March 25, 2008, among SLM Funding LLC (“SLM Funding”), Deutsche Bank Trust Company Americas as successor trustee to The Bank of New York Mellon Trust Company, National Association, not in its individual capacity but solely as the eligible lender trustee (the “Eligible Lender Trustee”) and BNY Mellon Trust of Delaware, not in its individual capacity but solely as the Delaware trustee (the “Delaware Trustee”).  Notes were retained by SLM Funding at the closing and are being reoffered through the Underwriter (as defined below).

On October 23, 2013, SLM Funding, SLM Education Credit Finance Corporation (“ECFC”) and SLM Corporation on the one hand, and Deutsche Bank Securities Inc. (the “Underwriter”), on the other, executed and delivered the Underwriting Agreement relating to the Student Loan-Backed Class B Notes issued by the Trust.

On October 25, 2013, the Trust’s Student Loan-Backed Class B Notes were sold.

Item 9.01                 Financial Statements and Exhibits

In connection with the closing of SLM Student Loan Trust 2008-5 Floating Rate Class B Notes, certain opinions of Bingham McCutchen LLP, Richards, Layton & Finger, P.A. and Shearman & Sterling LLP relating to due authorization, enforceability and the legality of the Notes and to various tax matters are attached.  Additionally, the Underwriting Agreement relating to the Notes issued by the Trust is hereby attached.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

1.1 Underwriting Agreement relating to the Notes, dated October 23, 2013, by and among SLM Funding, ECFC, SLM Corporation and the Underwriter.

5.1 Opinion of Bingham McCutchen LLP, as to the legality of the Notes.

5.2 Opinion of Richards, Layton & Finger, P.A., as to the due authorization and enforceability of the Notes.

8.1 Opinion of Shearman & Sterling LLP, as to various tax matters.

23.1 Consent of Bingham McCutchen LLP (included in Exhibit 5.1).

23.2 Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

23.3 Consent of Shearman & Sterling LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2008-5

By: SLM Funding LLC

Dated: October 25, 2013	By: /s/ MARK D. REIN

Name: Mark D. Rein
Title: Vice President

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement relating to the Notes, dated October 23, 2013, by and among SLM Funding, ECFC, SLM Corporation and the Underwriter.

5.1	Opinion of Bingham McCutchen LLP, as to the legality of the Notes.

5.2	Opinion of Richards, Layton & Finger, P.A., as to the due authorization and enforceability of the Notes.

8.1	Opinion of Shearman & Sterling LLP, as to various tax matters.

23.1	Consent of Bingham McCutchen LLP (included in Exhibit 5.1).

23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

23.3	Consent of Shearman & Sterling LLP (included in Exhibit 8.1).